Exhibit 10.1

December 20, 2011

JPMorgan Chase Bank, N.A.

2200 Ross Avenue, Third Floor

Dallas, Texas 75201

Attention: Kimberly A. Bourgeois

Re:	Twelfth Amendment to Credit Agreement dated as of January 18, 2008 among Approach Resources Inc. (“Borrower”), JPMorgan Chase Bank, N.A. and the institutions named therein (“Lenders”) and JPMorgan Chase Bank, N.A., as Agent (“Agent”)

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of January 18, 2008 among Approach Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Agent (“Agent”), and the Lenders that are signatory parties hereto (the “Lenders”), as amended by amendments dated February 19, 2008, May 6, 2008, August 26, 2008, April 8, 2009, July 8, 2009, October 30, 2009, February 1, 2010, May 3, 2010, October 21, 2010, May 4, 2011, October 7, 2011 and as of the date hereof (as amended, the “Loan Agreement”). All capitalized terms herein shall have the meanings ascribed to them in the Loan Agreement.

Pursuant to this Twelfth Amendment (the “Amendment”), Agent, Lenders and Borrower agree, effective as of the date hereof, to amend the Loan Agreement according to the terms and provisions set forth below.

1. Assignments of Commitment. BNP Paribas (“Departing Lender”) desires to assign all of its rights and obligations as a Lender under the Loan Agreement to JPMorgan Chase Bank, N.A., KeyBank National Association, Royal Bank of Canada and Wells Fargo Bank, N.A. (the “Assignee Lenders”). Agent and Borrower hereby consent to the assignment by the Departing Lender of its rights and obligations as a Lender under the Loan Agreement to the Assignee Lenders. Effective as of the date hereof, (a) the Commitment of the Departing Lender shall terminate and the Assignee Lenders shall be deemed to have acquired the Departing Lender’s Commitment as set forth on Schedule I attached hereto and (b) such acquisition of the Departing Lender’s Commitment shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit D to the Loan Agreement (which is incorporated herein by reference as if fully set forth herein) as if Departing Lender and the Assignee Lenders had each executed an Assignment and Assumption with respect to such acquisition.

2. Schedule I. Effective as of the date hereof, Schedule I to the Loan Agreement is deleted in its entirety and Schedule I attached hereto is substituted therefor.

3. Syndication Agent. As of the date hereof, all references in the Loan Agreement to BNP Paribas as Syndication Agent are hereby deleted.

4. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders:

(a) The Amendment. Borrower, each Guarantor and each Lender shall have duly and validly executed and delivered this Amendment to Agent.

(b) Replacement Notes. If requested by any Lender, and upon the delivery to Borrower of the terminated existing Notes, Borrower shall have duly and validly executed the Notes payable to each of the Lender signatories hereto in termination and replacement of the existing Notes.

(c) Representations and Warranties. The representations and warranties contained in the Loan Agreement and in the other Loan Documents shall be true and correct in all material respects as of the date hereof, as if made on the date hereof.

(e) No Default. No Default or Event of Default shall have occurred and be continuing.

(f) Corporate/Partnership Proceedings. All corporate and/or partnership proceedings, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, and its legal counsel.

5. Ratification by Guarantors. Each Guarantor hereby ratifies and reaffirms all of its obligations under its Guaranty Agreement (the “Guaranty”) of Borrower’s obligations under the Loan Agreement, as amended hereby. Each Guarantor also hereby agrees that nothing in this Amendment shall adversely affect any right or remedy of Lenders under the Guaranty and that the execution and delivery of this Amendment shall in no way change or modify its obligations as guarantor under the Guaranty. Although each Guarantor has been informed by Borrower of the matters set forth in this Amendment and such Guarantor has acknowledged and agreed to the same, such Guarantor understands that Agent has no duty to notify such Guarantor or to seek such Guarantor’s acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.

6. Representations and Warranties. By executing this Amendment, Borrower hereby represents, warrants and certifies to Lenders that, as of the date hereof, (a) there exists no Event of Default or events which, with notice or lapse of time, would constitute an Event of Default; (b) Borrower has performed and complied with all agreements and conditions contained in the Loan Agreement or the other Loan Documents which are required to be performed or complied with by Borrower; and (c) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true in all material respects, with the same force and effect as though made on and as of the date hereof (except to the extent that such representations and warranties related solely to an earlier date).

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7. Confirmation and Ratification. Except as affected by the provisions set forth herein, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by all parties. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Loan Agreement or the other Loan Documents.

8. Reference to Loan Agreement. Each of the Loan Agreement and the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement, the Loan Documents and such other documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

9. Multiple Counterparts. This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. No party to this Amendment shall be bound hereby until a counterpart of this Amendment has been executed by all parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

11. Final Agreement. THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL PROMISSORY NOTES AND OTHER LOAN DOCUMENTS EXECUTED PURSUANT THERETO OR HERETO, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG ANY OF THE PARTIES.

Please signify your acceptance to the foregoing terms and provisions by executing a copy of this Amendment at the space provided below.

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Very truly yours,

BORROWER:

APPROACH RESOURCES INC., a Delaware corporation

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

GUARANTORS:

APPROACH OIL & GAS INC., a Delaware corporation

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

APPROACH RESOURCES I, LP, a Texas limited partnership

By:	Approach Operating, LLC, a Delaware limited liability company, its general partner

By:	Approach Resources Inc., a Delaware corporation, its sole member

By:	/s/ J. Ross Craft
J. Ross Craft, President and Chief Executive Officer

[Signature Pages]

ACCEPTED AND AGREED TO

effective as of the date and year

first above written:

AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael A. Kamauf

Michael A. Kamauf, Authorized Officer

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael A. Kamauf

Michael A. Kamauf, Authorized Officer

[Signature Pages]

KEYBANK NATIONAL ASSOCIATION, Lender and Documentation Agent

By:	/s/ David Morris

Name:	David Morris
Title:	Vice President

[Signature Pages]

THE FROST NATIONAL BANK

By:	/s/ John S. Warren

John S. Warren, Senior Vice President

[Signature Pages]

ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney

Name:	Don J. McKinnerney
Title:	Authorized Signatory

[Signature Pages]

WELLS FARGO BANK, N.A.

By:	/s/ Charles D. Kirkham

Name:	Charles D. Kirkham
Title:	Managing Director

[Signature Pages]

DEPARTING LENDER: BNP PARIBAS

By:	/s/ Betsy Jocher

Name:	Betsy Jocher
Title:	Director

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Director

[Signature Pages]

SCHEDULE I

	Note Amount	Commitment Amount	Percentage Commitment
JPMorgan Chase Bank, NA	$82,319,712.00	$71,343,750.00	27.44%

Key Bank National Association	$65,192,308.00	$56,500,000.00	21.73%

Royal Bank of Canada	$65,192,308.00	$56,500,000.00	21.73%

The Frost National Bank	$49,218,750.00	$42,656,250.00	16.41%

Wells Fargo Bank, N.A.	$38,076,923.00	$33,000,000.00	12.69%

TOTAL	$300,000,000.00	$260,000,000.00	100.00%

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